Exhibit 10.14

EXECUTION COPY

FIRST AMENDMENT AND WAIVER, dated as of October 10, 2003 (“Amendment”), to REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of July 15, 2003 (as amended from time to time, the “Credit Agreement”), among KENEXA TECHNOLOGY, INC., as Borrower (the “Borrower”), the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, the “Agent”). Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, Kenexa Financial, Inc., a Delaware corporation (“Kenexa Financial”), executed a certain instrument of guaranty, dated as of July 15, 2003 (the “Guaranty”), in favor of Agent for the benefit of the Lenders in connection with the Credit Agreement;

WHEREAS, Kenexa Financial was dissolved on August 7, 2003 pursuant to the Delaware General Corporation Law (the “Dissolution”), and the Dissolution occurred during the continuance of certain Defaults or Events of Default under Section 6.14 of the Credit Agreement, which Defaults or Events of Default were subsequently waived by the Lenders pursuant to a Waiver dated as of September 15, 2003;

WHEREAS, the Borrower has requested that (a) the Lenders waive any Defaults or Events of Default arising from violations of (i) certain of the affirmative covenants contained in the Credit Agreement and (ii) certain provisions of the Guaranty, (b) the Lenders consent to the termination of the Guaranty by Kenexa Financial and (c) certain provisions of the Credit Agreement be amended as set forth herein and the Lenders have agreed to the foregoing request, on the terms and subject to the satisfaction of the conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders hereby agree as follows:

Section One. Amendment. Effective as of the date hereof, upon the satisfaction of the condition precedent set forth in Section Five hereof, Section 6.13 of the Credit Agreement is hereby amended by deleting the phrase “ninety (90) days” in the first sentence thereof and by substituting the phrase “one hundred fifty (150) days” in lieu thereof.

Section Two. Waiver. Effective as of the date hereof, upon the satisfaction of the condition precedent set forth in Section Five hereof, the Lenders hereby (i) consent to the Dissolution, and (ii) waive any and all Defaults or Events of Default arising from violations of Section 6.2(c) of the Credit Agreement or Section 13 of the Guaranty in connection with the Dissolution; provided, however, that nothing contained herein shall be deemed to be a waiver of any other Default or Event of Default, whether or not the Agent or any Lender has any knowledge thereof, nor shall anything contained herein be deemed to be a waiver of any future Default or Event of Default whatsoever.

Section Three. Termination of Guaranty. Borrower, Agent and Lenders hereby agree that the Guaranty was terminated as of the date of the Dissolution and is no longer in full force or effect.

Section Four. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Borrower warrants and represents to the Agent and the Lenders as follows:

(a) all of the representations and warranties contained in the Credit Agreement and each other Document to which the Borrower is a party continue to be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof;

(b) the execution, delivery and performance of this Amendment by the Borrower is within its corporate powers, has been duly authorized by all necessary corporate action, and the Borrower has received all necessary consents and approvals (if any shall be required) for the execution and delivery of this Amendment;

(c) upon its execution, this Amendment shall constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) general principles of equity;

(d) the Borrower is not in default under any indenture, mortgage, deed of trust, or other material agreement or material instrument to which it is a party or by which it may be bound. Neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will (i) violate any law or regulation applicable to the Borrower, (ii) cause a violation by the Borrower of any order or decree of any court or government instrumentality applicable to it, (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or material instrument to which the Borrower is a party or by which it may be bound, (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of the Borrower, except in favor of the Agent, to secure the Obligations, or (v) violate any provision of the certificate of incorporation, by-laws or any capital stock provisions of the Borrower;

(e) upon the effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing; and

(f) since the Closing Date, no change or event has occurred which has had or is reasonably likely to have a Material Adverse Effect.

Section Five. Condition Precedent. This Amendment shall become effective upon the date that the Agent has received a copy hereof, duly executed by the Borrower and the Lenders.

Section Six. General Provisions.

(a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b) All references to the Credit Agreement in the Credit Agreement shall mean the Credit Agreement as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time.

(c) This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Borrower, the Agent and the Lenders has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.

KENEXA TECHNOLOGY, INC.

By:	/S/ DONALD VOLK
Name:	Donald Volk
Title:	CFO

PNC BANK, NATIONAL ASSOCIATION,
as Agent and as sole Lender

By:	/S/ WING C. LOUIE
Name:	Wing C. Louie
Title:	Vice President

EXECUTION COPY

WAIVER, dated as of September 15, 2003 (“Waiver”), executed in connection with REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of July 15, 2003 (as it may be amended from time to time, the “Credit Agreement”), among KENEXA TECHNOLOGY, INC., as Borrower (the “Borrower”), the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for the Lenders (PNC, in such capacity, the “Agent”). Terms which are capitalized in this Waiver and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested the Lenders to waive as Defaults and Events of Default violations of certain of the affirmative covenants contained in the Credit Agreement, and the Lenders have agreed to the foregoing request;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders hereby agree as follows:

Holdings acquired ownership of certain patents or patents pending disclosed by the Borrower to Agent on July 25, 2003. The Lenders hereby waive as separate Defaults and Events of Default the failure of the Borrower, in violation of Section 6.14 of the Credit Agreement, to cause Holdings to (i) deliver to the Agent a copy of the agreement, as executed, pursuant to which Holdings acquired ownership rights to certain patents or patents pending, as disclosed by the Borrower to Agent prior to the Closing Date, together with all exhibits and schedules thereto and (ii) execute in favor of Agent a Patent Security Agreement and Notice of Security Interest in Patents in substantially the same terms as the draft forms of such documents reviewed and approved by Borrower on or before the Closing Date, which Notice of Security Interest in Patents shall be suitable for recordation with the U.S. Patent and Trademark Office, provided, however, that this Waiver shall be of no force or effect unless, within twenty (20) days after the date of this Waiver, the Borrower shall have caused the events described in clauses (i) through (ii) hereof to have occurred, and provided further, that nothing contained herein shall be deemed to be a waiver of any other Default or Event of Default, whether or not the Agent or any Lender has any knowledge thereof, nor shall anything contained herein be deemed to be a waiver of any future Default or Event of Default whatsoever.

This Waiver shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Borrower, the Agent and the Lenders has signed below to indicate its agreement with the foregoing and its intent to be bound thereby.

KENEXA TECHNOLOGY, INC.

By:	/S/ DONALD VOLK
Name:	Donald Volk
Title:	CFO

PNC BANK, NATIONAL ASSOCIATION,
as Agent and as sole Lender

By:	/S/ WING C. LOUIE
Name:	Wing C. Louie
Title:	Vice President